1128916v.3

                            SCHEDULE 14A
                           (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934

Filed by the Registrant               X

Filed  by  a  party other  than  the
Registrant

Check the appropriate box:
  Preliminary proxy statement               Confidential  For   Use
                                            of    the    Commission
                                            Only, (as permitted,
                                            by Rule 14a-6(e)(2))

X Definitive proxy statement

  Definitive additional materials

  Soliciting material pursuant  to  Rule
  14a-11(c)or
  Rule 14a-12

                      LIFETIME HOAN CORPORATION
          (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of filing fee (Check the appropriate box):
X No fee required.

  Fee  computed on table below per Exchange Act Rules 14a-6  (i)
  (1) and 0-11.

(1) Title   of  each  class  of  securities  to  which  transaction
    applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

  Fee paid previously with preliminary materials:

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11
  (a)(2) and identify the filing for
which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:



                   LIFETIME HOAN CORPORATION
                       One Merrick Avenue
                   Westbury, New York  11590


           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                   To be held on June 8, 2000


      Notice is hereby given that the Annual Meeting of Stockholders of Lifetime Hoan Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company, One Merrick Avenue, Westbury, New York 11590 on Thursday June 8, 2000, at 10:30 a.m., local time, for the following purposes:

               (1)  To elect a board of six directors  to
               serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

               (2)  To approve and ratify the appointment of Ernst & Young LLP as the independent auditors of  the Company;

               (3) To approve and ratify the Lifetime Hoan Corporation 2000 Incentive Bonus Compensation Plan (the "Bonus Plan");

               (4) To approve and ratify the Lifetime Hoan Corporation 2000 Long-Term Incentive Plan (the "2000 Plan");

               (5) To transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

      Stockholders of record at the close of business on April 14, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices, One Merrick Avenue, Westbury, New York 11590, for any purpose germane to such meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.


                                   By Order of the Board of Directors

                                   Craig Phillips, Secretary

Westbury, New York
April 28, 2000

THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.
                   LIFETIME HOAN CORPORATION
                       One Merrick Avenue
                   Westbury, New York  11590

                        PROXY STATEMENT

                 ANNUAL MEETING OF STOCKHOLDERS

                   To be held on June 8, 2000


                          INTRODUCTION

      The accompanying proxy is solicited by the Board of Directors (the "Board") of Lifetime Hoan Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal offices are located at One Merrick Avenue, Westbury, New York 11590 and its telephone number is (516) 683-6000. Stockholders of record at the close of business on April 14, 2000 are entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying Proxy shall be mailed to stockholders on or about May 10, 2000.

                          THE MEETING
Voting at the Meeting

     On April 14, 2000, there were 11,634,746 shares of the Company's common stock, $.01 par value (the "Common Stock"), issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders at the Meeting.

      A majority of the Company's outstanding shares of Common Stock represented at the Meeting, in person or by proxy, shall constitute a quorum. Assuming a quorum is present, (1) the affirmative vote of a plurality of the shares so represented is necessary for the election of directors; 2) the affirmative vote of a majority of the shares so represented is necessary to approve and ratify the appointment of Ernst & Young LLP as the independent auditors of the Company;(3) the affirmative vote of a majority of the shares so represented is necessary to approve and ratify the Bonus Plan and (4) the affirmative vote of a majority of the shares so represented is necessary to approve and ratify the 2000 Plan.

Proxies and Proxy Solicitation

      All shares of Common Stock represented by properly executed proxies will be voted at the Meeting in accordance with the directions marked on the proxies, unless such proxies have previously been revoked. If no directions are indicated on such proxies, they will be voted for the election of each nominee named below under "Election of Directors", for the approval and ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company, for the approval and ratification of the Bonus Plan and for the approval and ratification of the 2000 Plan. If any other matters are properly presented at the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment. Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company), or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, such stockholder's shares of Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

       The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial holders at the request of the Company. In addition to the solicitation of proxies by the use of the mails, officers and regular employees of the Company may solicit proxies by telephone without additional compensation. The Company will reimburse such persons for their reasonable out-of-pocket expenses in accordance with the regulations of the Securities and Exchange Commission.


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding beneficial ownership of the Common Stock as of April 14, 2000 (except where otherwise noted) based on a review of information filed with the United States Securities and Exchange Commission ("SEC") and the Company's stock records with respect to (a) each person known to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each Director or nominee for a directorship of the Company, (c) each executive officer of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. Unless otherwise stated, each of such persons has sole voting and investment power with respect to such shares.
                                                    Percent of
                                                   Outstanding
                                                      Shares
                              Amount and Nature of Beneficially
Name and Address              Beneficial Ownership  Owned (12)


Milton L. Cohen (1)              1,863,773(2)          15.9%

Jeffrey Siegel (1)               1,433,905(3)          12.2%

Ronald Shiftan                     965,350(4)           8.2%
 c/o The Port Authority of NY & NJ
 One World Trade Center, 67 West
 New York, NY  10048

Pamela Staley                      962,423(5)           8.3%
 1200 S. Gaylord
 Denver, CO  80210

Craig Phillips (1)                 931,792(6)           8.0%

Howard Bernstein (1)                -0-                 -

Robert McNally (1)                   68,000(7)          *

Bruce Cohen  (1)                    18,118(8)           *


Royce & Associates, Inc.         1,090,980(9)           8.7%
 1414 Avenue of the Americas
 New York, NY  10019

Wellington Management Co., LLP    736,000(10)           5.8%
 75 State Street
 Boston, MA  02109

All Directors and  Executive
 Officers as a Group (7 persons)5,280,938(11)          43.9%


*                                Less than 1%


(1)The address of such individuals is c/o the Company, One Merrick Avenue, Westbury, NY 11590.

(2)Includes 53,185 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 973,396, shares owned by nineteen separate irrevocable trusts for the benefit of Mr. Milton L. Cohen's children, their spouses and his grandchildren. Mr. Cohen, who is not a trustee of such trusts, disclaims beneficial ownership of the shares held by the trusts.

(3)Includes 80,864 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 962,423 shares owned by ten separate irrevocable trusts for the benefit of Mr. Siegel's children, nieces and nephews. Mr. Siegel, who is not a trustee of such trusts, disclaims beneficial ownership of the shares held by the trusts.

(4)Includes (i) 180,186 shares issuable upon the exercise of options which are exercisable within 60 days; (ii) 143,256 shares held by certain of the trusts referred to in footnote (2) above, over which Mr. Shiftan has sole voting control and sole power to dispose of the shares held by the trusts; and (iii) 641,908 shares held by certain of the trusts referred to in footnote (2) above, over which Mr. Shiftan has shared voting control, and under certain circumstances, the sole power to dispose of the shares held by the trusts. Mr.
Shiftan disclaims beneficial ownership of the shares held by the trusts.

(5) Includes 962,423 shares for which Ms. Staley is the sole trustee of the trusts referred to in footnote (3) above over which she has sole voting control and sole power to dispose of said shares. Ms. Staley disclaims beneficial ownership of the shares held by the trusts.

(6)Includes 28,278 shares held under a trust of which Mr. Phillips is a beneficiary and 5,100 shares issuable upon the exercise of options which are exercisable within 60 days. Excludes 7,600 shares issuable upon the exercise of options which are not exercisable within 60 days.

(7)Includes 60,000 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 114,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

(8) Includes 15,268 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 10,000 shares issuable upon the exercise of options which are not exercisable within 60 days. Does not include 211,347 shares held in certain of the trusts referred to in footnote (2). Includes 2,850 shares held by three trusts over which Mr. Bruce Cohen has sole voting control.

(9) Amount and Nature of Beneficial Ownership and Percent of Outstanding Shares Beneficially Owned is based on Schedule 13G dated February 10, 2000 filed with the SEC reporting beneficial ownership of securities of the Company held by Royce and Associates Inc. as of December 31, 1999. Does not include 6,998 shares owned by an affiliated company.

(10) Amount and Nature of Beneficial Ownership and Percent of Outstanding Shares Beneficially Owned is based on Schedule 13G dated February 14, 2000 filed with the SEC reporting beneficial ownership of securities of the Company held by Wellington Management Co., LLP as of December 31, 1999.

(11) Includes 394,603 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 131,600 shares issuable upon the exercise of options which are not exercisable within 60 days.

(12) Calculated on the basis of 11,634,746 shares of Common Stock outstanding, except that shares underlying options exercisable within 60 days are deemed to be outstanding for purposes of calculating the beneficial ownership of securities owned by the holders of such options.

    To the knowledge of the Company, no arrangement exists, the operation of which might result in a change of control of the Company.

                         PROPOSAL NO. 1

                     ELECTION OF DIRECTORS

    A board of six directors is to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified. The following nominees have been recommended by the Board of Directors. It is the intention of the persons named in the enclosed proxy to vote the shares covered thereby for the election of the six persons named below, unless the proxy contains contrary instructions:

                                                    Director or Executive
                                                    Officer of the Company
Name                 Age          Position         or its Predecessor Since

Milton  L. Cohen       71     Chairman  of the Board,               1958
                              Chief Executive Officer
                              and a Director.  Mr. Milton
                              Cohen has held the position
                              of Chairman of the Board and
                              Chief Executive Officer since
                              1958. From 1958 to 1999, Mr.
                              Milton Cohen was President of
                              the Company.

Jeffrey Siegel        57      President and a Director.  Mr.         1967
                              Siegel has held the position of
                              President since 1999.  Prior to
                              becoming President, since 1967,
                              Mr. Siegel was Executive Vice
                              President of the Company.

Bruce Cohen           42       Executive Vice President              1998
                               and a Director.  Mr. Bruce
                               Cohen has held the position of
                               Executive Vice President since
                               1999.  Prior to becoming
                               the Executive Vice President,
                               since 1991, Mr. Bruce Cohen was
                               Vice President - National Sales
                               Manager of the Company.

Craig Phillips         50      Vice-President - Manufacturing,        1973
                               Secretary and a Director


Ronald Shiftan          55     Director.  Mr. Shiftan has served      1991
                               as Deputy Executive Director of
                               The Port Authority of New York &
                               New Jersey since September 1998.
                               Prior to becoming Deputy Executive
                               Director of the Port Authority of
                               New York & New Jersey, he had, since
                               1996, been Chairman of Patriot Group,
                               LLC, a financial advisory firm.
                               Prior thereto, Mr. Shiftan held
                               executive management positions in
                               venture capital, investment banking
                               and financial advisory firms.

Howard   Bernstein       79    Director. Mr. Bernstein has been       1992
                               a member of the firm of
                               Certified Public Accountants, Cole,
                               Samsel & Bernstein LLC (and its
                               predecessors) for approximately
                               forty-nine years.


      Milton L. Cohen is the father of Bruce Cohen.

     Jeffrey Siegel and Craig Phillips are cousins.
      The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy intend to vote for such other persons as the present Board may nominate.

      The Board recommends that stockholders vote FOR the election of the nominated directors, and signed proxies which are returned will be so voted unless otherwise instructed on the proxy card.


INFORMATION CONCERNING THE BOARD OF DIRECTORS OF LIFETIME HOAN

      The directors of the Company are elected annually by the stockholders of the Company. They will serve until the next annual meeting of the stockholders of the Company or until their successors have been duly elected and qualified or until their earlier resignation or removal.

     Directors who are not employees of the Company receive an annual fee of $5,000 plus $1,000 for each meeting of the Board attended. Directors who are employees of the Company do not receive compensation for such services. The officers and directors of the Company have entered into indemnification agreements with the Company.

      The Board has established an Audit Committee, the members of which are Messrs. Ronald Shiftan (Chairman) and Howard Bernstein. The Audit Committee meets with the Company's independent auditors during the course of their audit to review audit procedures and receive recommendations and reports from the auditors. In addition, the Audit Committee monitors all corporate activities to assure conformity with good practice and government regulations. The Audit Committee held two meetings during the year ended December 31, 1999.

      The Board has established a Compensation Committee, the members of which are Messrs. Milton L. Cohen (Chairman) and Jeffrey Siegel. The Compensation Committee reviews and establishes the general compensation practices and policies of the Company and approves procedures for the administration thereof, including such matters as the total salary and fringe benefit programs. The Compensation Committee held two meetings during the year ended December 31, 1999.

      The Board has established a Stock Option Committee, the members of which are Messrs. Milton L. Cohen (Chairman) and Jeffrey Siegel. The Stock Option Committee is responsible for administering the Company's 1991 Stock Option Plan. The Board also established the 1996 Incentive Stock Option Plan Committee, the members of which are Messrs. Ronald Shiftan (Chairman) and Howard Bernstein. The 1996 Incentive Stock Option Plan Committee is responsible for administering the 1996 Incentive Stock Option Plan. Subject to stockholder approval and ratification, the 1996 Incentive Stock Plan Committee will also serve as the Bonus Plan Committee, which administers the Bonus Plan and as the 2000 Plan Committee, which administers the 2000 Plan. The Stock Option Committees each held three meetings during the year ended December 31, 1999.

     The Board does not have a standing nominating committee; rather, the Board as a whole performs the functions which would otherwise be delegated to such a committee.

     The Board of Directors held four meetings during the fiscal year ended December 31, 1999.

      Each director attended every Board Meeting and every meeting of the committee(s) on which he served.

                      CERTAIN TRANSACTIONS

     On April 6, 1984, the Company, pursuant to its 1984 Stock Option Plan, which has since been terminated, issued options to Messrs. Milton L. Cohen, Jeffrey Siegel and Craig Phillips, officers and directors of the Company. On December 17, 1985, such individuals exercised their options and the following table reflects the numbers of shares issued (the "Option Shares"), the aggregate purchase price, average price per share and method of payment.

                     Number of
                     Shares of   Aggregate   Average
                   Common Stock  Purchase    Price per
Name                 Issued      Price       Share      Cash     Notes

Milton L. Cohen   1,713,204     $469,120     $ 0.27   $46,912    $422,208
Jeffrey Siegel    1,390,860      382,720       0.27    38,272     344,448
Craig Phillips      519,334      149,120       0.27    14,912     134,208
Total             3,623,398   $1,000,960             $100,096    $900,864

      The promissory notes issued by Messrs. Milton L. Cohen, Jeffrey
Siegel, and Craig Phillips all bear interest at the rate of 9% per annum, are secured by such individuals' respective Option Shares and were originally due and payable on December 17, 1995. In December
1995, the Board of Directors determined to extend the due dates of the notes to December 31, 2000. The interest has been paid each year when due.

      In August 1998, Mr. Shiftan was paid $200,000 and received a fully vested option to purchase 100,000 shares of Common Stock at $10.63 per share as a financial advisory fee in connection with the Company's acquisition of Roshco, Inc.


                       EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth certain information concerning the compensation of the Company's Chairman of the Board and Chief
Executive Officer and each of its other most highly compensated executive officers whose annual compensation for the fiscal year ended December 31, 1999 exceeded $100,000 (the "Named Executive
Officers") for services during the fiscal years ended December 31, 1999, 1998 and 1997:



                              Annual Compensation    Long-Term
                                                   Compensation
                                                      No. of
       Name and                                     Shares of
                                                      Common
                                                      Stock
                                                    Underlying
                                                      Stock     All other
  Principal Position   Year    Salary      Bonus      Options   Compensation

Milton L. Cohen        1999  699,998     $304,042       --       $6,017 (1)
Chairman and Chief     1998  726,921     $833,901(4)    --       $5,882 (1)
Executive Officer      1997  699,998     $626,310(5)  9,185      $5,875 (1)

Jeffrey Siegel         1999 400,010       $304,042       --          --
   President           1998 415,395       $833,901(4)    --          --
                       1997 400,010       $626,310(5)  9,185         --

Bruce Cohen            1999 201,000        $90,000(6)   10,000       --
  Executive V President1998 191,077        $90,000(7)    --      $56,050 (2)

Craig Phillips
   Vice President      1999 200,000          --          --          --
   Distribution        1998 200,962          --          --          --
   And Secretary       1997 168,270          --           5,000      --


Robert McNally (3)     1999 200,000        15,000(6)     24,000      --
  Vice President       1999 196,269        20,000(7)     --          --
  Finance and
  Treasurer            1997 $31,985           --         150,000      --




(1) Represents the current dollar value of premiums paid for split dollar life insurance by the Company on behalf of Mr. Milton L.
Cohen.

(2) Represents compensation from the exercise of nonqualified stock options.

(3)  Mr. McNally joined the Company in October 1997.

(4) Includes $320,901 accrued in 1998 and paid in 1999 for each of Messrs. Milton L. Cohen and Jeffrey Siegel.

(5) Includes $132,310 accrued in 1997 and paid in 1998 for each of Messrs. Milton L. Cohen and Jeffrey Siegel.

(6)  Such amounts were accrued in 1999 and paid in 2000.

(7)  Such amounts were accrued in 1998 and paid in 1999.


Mr.  Milton  L.  Cohen,  Chairman of the Board  and  Chief  Executive
Officer, and Mr. Jeffrey Siegel, President of the Company, each have an outstanding loan to the Company for $362,859 (the maximum amount of outstanding in the case of each of Messrs. Cohen and Siegel during the fiscal year ended December 31, 1999). These loans do not bear interest and are due on December 31, 2001. The loans are being paid back through payroll deductions beginning in the second quarter of 2000.


Option/SAR Grants in Last Fiscal Year


                  Individual Grants

             No. of Shares   % of Total
               of Common       Options
                 Stock       Granted to                        Grant Date
    Name       Underlying   Employees in  Excerise  Expiration  Present
                Options      Fiscal Year   Price    Date         Value
                Granted
Bruce Cohen          10,000         5.31%  $5.50  12/7/2009   $3,800(a)
Robert McNally       24,000        12.73%  %5.50  12/7/2009   $9,120(a)


_______________

(a)  Option  values reflect Black-Scholes model output  for  options.
The assumptions used in the model were expected volatility of .072, risk-free rate of return of 5.88%, a dividend yield of 4.68% and an expected option life of 5 years.

Aggregated  Option/SAR Exercises in the Last Fiscal Year  and  Fiscal
Year-End Option/SAR Values

      The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended
December 31, 1999 by each of the named executive officers and the number and value of unexercised options held by each of the Named
Executive Officers as of December 31, 1999:


                             Number of Shares
                             of Common Stock
           Shares           Underlying  Unexercised   Value of Unexercised
        Acquired on  Value     Options/SARs at     In-The-Money Options/SARS
Name     Exercise    Realized  December 31, 1999     at December 31, 1999 (1)

                        Exercisable  Unexercisable   Exercisable Unexercisable
Milton L. Cohen--     --     53,185         --           $0          --

Jeffrey Siegel--      --     80,864         --           $0          --

Robert McNally--      --     60,000      114,000         $0          $0

Craig Phillips--      --      5,100        7,600         $0          $0

Bruce Cohen --        --     15,268       10,000      $4,161         $0

(1) Calculated based on the difference between the closing sale price of the Common Stock, as reported on the Nasdaq National Market on December 31, 1999 ($5.25), and the exercise price of each option multiplied by the number of shares of Common Stock underlying such option.

                 BOARD COMPENSATION COMMITTEE REPORT
                                ON
                     EXECUTIVE COMPENSATION2

      It  is  the  responsibility of the Compensation Committee  (the
"Committee") to advise the Board relative to the salaries, stock options and bonuses granted to the named executive officers.

      Milton  L.  Cohen,  Chairman of the Board and  Chief  Executive
Officer,  and Jeffrey Siegel, President of the Company, entered  into new  employment agreements with the Company in April  1996  and  such
agreements  were amended June 1997.   The agreements  replaced  those
entered into in 1984, which had been amended in 1991.

      The  Committee  determined that the new  compensation  packages
should   include   a   significant   portion   of   performance-based
compensation.   Accordingly, the base salaries  of  these  executives
were  reduced  and  the  Company adopted  the  1996  Incentive  Bonus
Compensation Plan.  According to such plan, the Chairman of the Board and  President of the Company will be entitled to bonuses based on  a
percentage  of  the  Company's  annual  net  income.   The  Committee
believes that net income is one indication of the performance of  the
Chairman  of  the  Board  and President. See  "1996  Incentive  Bonus
Compensation  Plan".   The  Company also adopted  the  Lifetime  Hoan
Corporation  1996 Incentive Stock Option Plan which  authorizes   the
issuance of options to officers of the Company and its subsidiaries.

     In evaluating the merit of the base salaries pursuant to the new employment  agreements,  the Committee took into  consideration  that
these   individuals   were  responsible  for  the   development   and
implementation  of the strategies which have enabled the  Company  to compete  effectively in its market. Moreover, the Committee evaluated the  operating  responsibility of each individual, his experience  in the housewares industry, his expertise in overseas purchasing and the amount  of time spent abroad.  The Committee also examined the impact each  individual had on the profitability and future  growth  of  the
Company.

      Craig  Phillips, Vice President - Distribution of the  Company,
entered  into  a new employment agreement with the Company  in  April
1997.   This  agreement replaced an agreement entered into  in  April
1996.

       The  Board  intends  to  provide  other  key  executives  with compensation packages sufficient to attract and retain other such key executives.  Such compensation packages will provide for salary at  a
level   which  is  commensurate  with  the  responsibility  of   each
individual, and his or her prior experience.  Such salaries should be comparable to the salaries of other companies of comparable size  and nature.  Salary reviews are done annually.  Bonuses and stock options
may   be   awarded  in  accordance  with  performance,  results   and
competitive compensation packages.

      The  Board has ratified the Compensation Committee's evaluation of  the  1999  compensation and performances of Mr. Milton  L.  Cohen
(Chief Executive Officer), Mr. Jeffrey Siegel  (President), Mr. Bruce
Cohen (Executive Vice President), Mr. Craig Phillips (Vice President-
Distribution)  and  Mr.  Robert McNally   (Vice  President-Finance)in
light  of  the criteria outlined above. The Committee and  the  Board believe  that  the  Company's performance  in  a  challenging  retail environment  underscores the contributions of these  individuals  and that  their hands-on leadership has been an essential element of this success.

                      Compensation Committee
                    of the Board of Directors
                         Milton L. Cohen
                          Jeffrey Siegel

                       Compensation Committee
                Interlocks and Insider Participation

      Milton  L.  Cohen and Jeffrey Siegel, who are  members  of  the
Compensation  Committee, are executive officers of the Company.   Mr.
Milton L. Cohen and Mr. Jeffrey Siegel issued promissory notes to the
Company in payment for shares of Common Stock purchased upon exercise of  certain  stock options in 1985, the due dates of which promissory notes were extended in 1995.  The terms of such promissory notes  are described in "Certain Transactions" above.


                        PERFORMANCE GRAPH

       The  following graph compares the cumulative total return  on the  Company's Common Stock with the Nasdaq Market Value Index  and
 the   Housewares  Index  -  Media  General  Industry  Group.    The
 comparisons  in  this  table are required  by  the  Securities  and
 Exchange Commission and, therefore, are not intended to forecast or be inductive of possible future performance of the Company's Common
 Stock.

                    LIFETIME HOAN CORPORATION

 Cumulative  Total  Stockholder Return for the Period  December  31,
 1994 through December 31, 1999. 3



                              Nasdaq       Media
                  Lifetime    Market       General
       Period       Hoan      Index        Index
      12/31/94     100.00     100.00       100.00
      12/31/95      86.60     129.71       121.74
      12/31/96     110.01     161.18       151.01
      12/31/97     102.40     197.16       201.18
      12/31/98     103.51     278.08       182.97
      12/31/99      57.41     490.46       150.67

 Employment  Contracts and Termination of Employment and  Change-in-
 Control Arrangements

       Effective  April  7,  1996,  the  Company  entered  into  new employment agreements with Messrs. Milton L. Cohen, Chairman of the
 Board and Chief Executive Officer, and Jeffrey Siegel, President of
 the   Company,  providing  for  annual  salaries  of  $700,000  and
 $400,000,  respectively, and for the payment  to  them  of  bonuses pursuant  to the Company's 1996 Incentive Bonus Compensation  Plan.
 The  employment  agreements will continue in force until  April  6,
 2001,  and  thereafter for additional periods of  one  year  unless terminated  by either the Company or the executive. The  agreements
 provide   for,   among  other  things,  standard   fringe   benefit
 arrangements,  such  as  disability  benefits,  insurance  and   an
 accountable  expense  allowance.  The  employment  agreements  also provide  that  if  the Company is merged or otherwise  consolidated with  any other organization or substantially all of the assets  of the  Company  are sold or control of the Company has  changed  (the transfer  of  50% or more of the outstanding stock of the  Company)
 which  is  followed  in  the case of each  executive  by:  (i)  the termination of his employment agreement, other than for cause; (ii)
 the diminution of his duties or change in executive position; (iii)
 the  diminution of his compensation (other than a general reduction to all employees); or (iv) the relocation of his principal place of employment  to  other  than  the New York  Metropolitan  Area,  the
 Company  is  obligated to pay to such executive or his  estate  the base  salary required pursuant to the employment agreement for  the balance  of  the  term.  The  employment  agreements  also  contain restrictive covenants preventing each executive from competing with the  Company  for a period of five years from the  earlier  of  the
 termination   of  such  executive's  employment   (other   than   a
 termination by the Company without cause) or the expiration of  his employment agreement.

       Effective April 7, 1997, Mr. Phillips and the Company entered into  an  agreement providing for Mr. Phillip's employment  by  the
 Company  as  its  Vice-President-Manufacturing at a current  annual salary  of  $200,000.  The  agreement  which  expires  April  2000,
 provides   for,   among  other  things,  standard  fringe   benefit
 arrangements,  such  as  disability  benefits,  insurance  and   an
 accountable expense allowance.

 1996 Incentive Bonus Compensation Plan

       The  Company  had adopted a 1996 Incentive Bonus Compensation
 Plan (the "1996 Plan").  The 1996 Plan provided for the award of  a bonus,  with respect to each of the ten fiscal years of the Company beginning  with the 1996 fiscal year, to the Chairman of the  Board and  the  Chief  Executive  Officer and President  of  the  Company
 providing  they  were  then  in the  employ  of  the  Company.   As
 discussed below, the 1996 Plan has been terminated.

 1991 Stock Option Plan and 1996 Incentive Stock Option Plan

     The Board adopted the Company's 1991 Stock Option Plan as a means to attract, retain and motivate key personnel.  In addition, the Board adopted the Company's 1996 Incentive Stock Option Plan as a means to retain and motivate the Chairman of the Board and the
President and Chief Executive Officer.  As discussed below, and subject to stockholder approval and ratification, the Board has approved the 2000 Plan.  The 2000 Plan is intended to replace the
Company's existing stock option plans.   If the 2000 Plan is
approved, no further options will be granted under the Company's 1991
Stock Option Plan or the Company's 1996 Incentive Stock Option Plan;
however the terms of those stock option plans will continue to govern options that remain outstanding under those stock option plans.


 Limitation on Directors' Liability

       The Company's Restated Certificate of Incorporation contains provisions which eliminate the personal liability of its directors for monetary damages resulting from breaches of their fiduciary duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the Delaware General Corporation
 Law or for any transaction from which the director derived an improper personal benefit.

       The  Company has entered into indemnification agreements with each  of  its officers and directors which provide that the Company
 will   indemnify   the   indemnitee  against  expenses,   including
 reasonable attorney's fees, judgments, penalties, fines and amounts paid  in  settlement  actually and reasonably incurred  by  him  in connection  with  any  civil or criminal action  or  administrative proceeding  arising  out of the performance of  his  duties  as  an
 officer,  director,  employee  or  agent  of  the  Company.    Such
 indemnification is available if the acts of the indemnitee were  in good  faith,  if  the  indemnitee acted in a manner  he  reasonably believed  to  be  in or not opposed to the best  interests  of  the
 Company   and,  with  respect  to  any  criminal  proceeding,   the
 indemnitee  had  no  reasonable cause to believe  his  conduct  was unlawful.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based  solely upon the Company's review of the copies  of  such reports  furnished to the Company, the Company believes that required filings  under Section 16(a) of the Securities Exchange Act of  1934, applicable to the Company's executive officers and greater  than  10%
beneficial  owners  were timely filed during the  fiscal  year  ended
December  31,  1999, except that a Form 5 reporting  changes  in  the beneficial  ownership of trusts of which Bruce Cohen is the  trustee, an acquisition by gift of common stock to a trust his benefit, and  a grant  of options was filed in April 2000, a Form 5 reporting  Milton
Cohen's transfer by gift of common stock to trusts for the benefit of his  children  and grandchildren was filed in April 2000,  a  Form  5 reporting Robert McNally's grant of options was filed in April  2000, and  a  Form 5 reporting Jeffrey Siegel's transfer by gift to certain members of his family was filed in April 2000.

                           PROPOSAL NO. 2

       APPROVAL AND RATIFICATION OF APPOINTMENT OF AUDITORS

      Subject to stockholder approval and ratification, the Board has reappointed the firm of Ernst & Young LLP as the independent auditors to audit the Company's financial statements for the fiscal year ended
December 31, 2000. Ernst & Young LLP has audited the Company's financial statements since 1984. If the stockholders do not approve and ratify this appointment, other independent auditors will be considered by the Board.

      Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

     The Board recommends that stockholders vote FOR the approval and ratification of the appointment of Ernst & Young, LLP.

                           PROPOSAL NO. 3

                      APPROVAL OF THE COMPANY'S
               2000 INCENTIVE BONUS COMPENSATION PLAN

General

     At the Annual Meeting, stockholders will be asked to approve the Board's adoption of the Bonus Plan. Section 162(m) of the Internal
Revenue Code of 1986 (the "Code") generally disallows a public company's tax deduction in excess of $1 million for compensation paid to certain executive officers of the Company, subject to several exceptions, including an exception for compensation paid under a stockholder-approved plan that is "performance-based" within the meaning of Section 162(m). The Bonus Plan provides a means for the payment of performance-based cash bonuses to certain key executives of the Company while preserving the Company's tax deduction with respect to the payment thereof.

     The Bonus Plan, has replaced the existing 1996 Plan, which has been terminated. Unlike the 1996 Plan, which limited participation to two designated senior executive positions and under which the award opportunity was fixed as a percentage of net income, the Bonus
Plan affords the Company more flexibility to designate participants and define award opportunities.

     The Bonus Plan has been adopted by a unanimous vote of the Board of Directors, effective for the performance periods commencing on or after January 1, 2000, subject to stockholder approval. Should
Stockholder approval not be obtained, the Bonus Plan will be void, and any awards outstanding under the Bonus Plan will be canceled.

     The Board of Directors believes that, as a matter of general policy, the Company's incentive compensation plans should be structured to facilitate compliance with Section 162(m), but that the Company should reserve the right to establish separate annual and other incentive compensation arrangements for certain executive officers that may not comply with Section 162(m) if it determines, in its sole discretion, that to do so would be in the best interests of the Company and the stockholders.

     The principal terms of the Bonus Plan are summarized below, and a copy of the Plan is annexed to this proxy statement as Annex A.
The summary of the Bonus Plan set forth below is not intended to be a complete description thereof, and such summary is qualified in its entirety by the actual text of the Bonus Plan to which reference is made.

Summary Description of the Bonus Plan

     The purpose of the Bonus Plan is (i) to retain and motivate key executives of the Company who have been designated as participants in the Bonus Plan for a given performance period (generally, any period used to determine whether the established goals have been attained, which may be one or more fiscal years or portions thereof), by providing them with the opportunity to earn bonus awards that are based on the extent to which specified performance goals for such performance period have been achieved or exceeded and (ii) to structure bonus opportunities in a way that will qualify the awards as "performance-based" for purposes of Section 162(m) so that the Company will be entitled to a tax deduction on the payment of such incentive awards to certain executive officers.

     The Bonus Plan will be administered by the Bonus Plan Committee
(in such capacity, the "Bonus Plan Committee"), consisting of at least two non-employee directors, each of whom is intended to qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Bonus Plan Committee has broad administrative authority to, among other things, designate participants, establish performance goals and performance periods, determine the effect of termination of employment and "change in control" transactions (as defined in the Bonus Plan) prior to the payment of an award, and interpret and administer the Bonus Plan. Ronald Shiftan and Howard Bernstein have been appointed to serve on the Bonus Plan Committee.

     Participants in the Bonus Plan for any given performance period may include any key employee of the Company or a subsidiary who is an executive officer of the Company and who is designated as a participant for such period by the Bonus Plan Committee. The participants in the Bonus Plan for any given period will be designated by the Bonus Plan Committee, in its sole discretion, before the end of the 90th day of each performance period or the date on which 25% of such performance period has been completed (such period, the "Applicable Period"). This determination may vary from period to period, and will be based primarily on the Bonus Plan
Committee's judgment as to which executive officers are likely to be subject to the limitations of Section 162(m) as of the end of such performance period, and which are reasonably expected to have compensation in excess of $1 million.

     Within the Applicable Period, the Bonus Plan Committee will specify the applicable performance criteria and targets to be used under the Bonus Plan for such performance period. These performance criteria may vary from participant to participant and will be based on one or more of the following Company, subsidiary, operating unit, or division financial performance measures: pre-tax or after-tax net income; operating income; gross revenue; profit margin; stock price or cash flows; or strategic business criteria consisting of one or more objectives based upon meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. These performance criteria or goals may be (i) expressed on an absolute or relative basis; (ii) based on internal targets; (iii) based on comparison(s) with prior performance; (iv) based on comparison(s) to capital, stockholders' equity, shares outstanding, assets or net assets;
and/or (v) based on comparison(s) to the performance of other companies. For example, an income-based performance measure could be expressed in a number of ways, such as net earnings per share, or return on equity, and with reference to meeting or exceeding a specific target, or with reference to growth above a specified level, such as prior year's performance, or current or previous peer group performance. The Bonus Plan provides that the achievement of such goals must be substantially uncertain at the time they are established, and awards are subject to the Bonus Plan Committee's right to reduce the amount of any award payable as a result of such performance as discussed below.

     The target bonus opportunity for each participant may be expressed as a dollar-denominated amount or by reference to a formula, such as a percentage share of a bonus pool to be created under the Bonus Plan, provided that, if a pool approach is used, the total bonus opportunities represented by the shares designated for the participants may not exceed 100% of the pool, and the Bonus Plan
Committee has the sole discretion to reduce (but not increase) the actual bonuses awarded under the Bonus Plan. The actual bonus awarded to any given participant at the end of a performance period will be based on the extent to which the applicable financial performance goals for such performance period are achieved, as determined by the Bonus Plan Committee. The maximum bonus payable under the Bonus Plan to any one individual in any one calendar year is $5 million.

     The Board of Directors may at any time amend or terminate the Bonus Plan, provided that (i) without the participant's written consent, no such amendment or termination will adversely affect the annual bonus rights (if any) of any already designated participant for a given performance period once the participant designations and performance goals for such performance period have been announced;
and (ii) the Board of Directors will be authorized to make any amendments necessary to comply with applicable regulatory requirements, including, without limitation, Section 162(m).
Amendments to the Bonus Plan will require stockholder approval only if required under Section 162(m).

New Plan Benefits

     The Bonus Plan Committee has designated Milton L. Cohen, the
Company's Chairman of the Board and Chief Executive Officer, and
Jeffrey Siegel, the Company's President, as participants in the Bonus
Plan for 2000. The Bonus Plan Committee has awarded each a bonus opportunity which is a function of 3.5% of net income of the Company for the year, before any charges for taxes and before any provision for compensation payable to either participant for the year, stock options or extraordinary items, all as determined and calculated by the Corporation's auditors using the same principles, methods and conventions which shall then be used in the preparation of the Company's audited financial statements.

Federal Income Tax Consequences

     The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the Bonus Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who may participate in the Bonus Plan.

     Under present federal income tax law, participants will generally realize ordinary income equal to the amount of the award received under the Bonus Plan in the year of such receipt. The
Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the participant's total compensation is below the Section 162(m) limit or the Bonus Plan award satisfies the requirements of the performance-based exception of Section 162(m) of the Code. It is the Company's intention that the Bonus Plan be adopted and administered in a manner that preserves the Company's deductibility of compensation under Section 162(m) of the Code.

     The Board recommends that stockholders vote FOR the approval of the Board's adoption of the Bonus Plan, and signed proxies which are returned will be so voted unless otherwise instructed on the proxy card.

                           PROPOSAL NO. 4

       APPROVAL OF THE COMPANY'S 2000 LONG-TERM INCENTIVE PLAN

     The Board has adopted the 2000 Plan. The 2000 Plan is intended to replace the Company's existing stock option plans. Adoption of the 2000 Plan will enable us to continue to use stock options (and other stock-based awards) as a means to attract, retain and motivate our key personnel. The Board's adoption of the 2000 Plan and all awards granted under the 2000 Plan are conditioned upon stockholder approval. If the 2000 Plan is approved, no further options will be granted under the existing stock option plans; however the terms of the existing stock option plans will continue to govern options that remain outstanding under those plans. As of April 27, 2000, a total of 1,095,479 shares of Common Stock were subject to options outstanding under the existing stock option plans.

Description of the Plan

     The Plan is set forth as Annex B to this Proxy Statement, and the description of the 2000 Plan contained herein is qualified in its entirety by reference to Annex B.

     The purpose of the 2000 Plan is to provide a means to attract, retain, motivate and reward selected directors, officers, employees and consultants of the Company and its parents and subsidiaries by increasing their ownership interests in the Company. Awards under the 2000 Plan may be granted by a committee of the Board (the
"Committee") and may include: (i) options to purchase shares of Common Stock, including incentive stock options ("ISOs"), non-qualified stock options or both; (ii) stock appreciation rights
("SARs"), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company or upon other events; (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments; or
(vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of Common Stock. Awards granted under the 2000 Plan are generally not assignable or transferable except by the laws of descent and distribution.

     The flexible terms of the 2000 Plan are intended to, among other things, permit the Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (see below), such performance objectives shall be based solely on (i) annual return on capital, (ii) annual earnings or earnings per share, (iii) annual cash flow provided by operations, (iv) changes in annual revenues, (v) stock price and/or
(v) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

     The Committee, which will administer the 2000 Plan, will have the authority, among other things, to: (i) select the directors, officers and other employees and consultants entitled to receive awards under the 2009 Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or units or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the 2000 Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provision or waiver thereof. The exercise price at which shares of Common Stock may be purchased pursuant to a grant of stock options under the 2000 Plan is to be determined by the Committee at the time of grant in its discretion, which discretion includes the ability to set an exercise price that is below the fair market value of the shares of Common Stock covered by such grant at the time of grant.

     The number of shares of Common Stock that may be subject to outstanding awards granted under the 2000 Plan may not exceed
1,750,000. In addition, no individual may receive awards in any one calendar year relating to more than 500,000 shares of Common Stock.

     The 2000 Plan may be amended, altered, suspended, discontinued, or terminated by the Board without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2000 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable.

     No awards have been granted under the 2000 Plan. Awards that may in the future be received by or allocated to the chief executive officer, the four other most highly compensated executive officers, or to such other groups of persons, cannot be determined at this time.

Federal Tax Consequences

     The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the special meeting and not as tax guidance to individuals who participate in the 2000 Plan.

     The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable
ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired upon exercise of an option or other award, except that the Company will generally be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

     With respect to awards granted under the 2000 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he will not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

     Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 2000 Plan is approved by stockholders at the Annual Meeting, the Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying Common Stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will qualify as such "performance-based compensation," although other awards under the 2000 Plan may not so qualify.

     The Board of Directors recommends that stockholders vote FOR the approval of the Board's adoption of the 2000 Plan, and signed proxies which are returned will be so voted unless otherwise instructed on the proxy card.




STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at the Company's
2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before January 6, 2001, to be included in the Company's proxy statement and proxy relating to that meeting.

OTHER MATTERS

           The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgement of the persons voting such proxies.
Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

           Financial statements for the Company are included in the Annual Report of the Company for the fiscal year ended December 31, 1999 which accompanies this Proxy Statement.

      Upon  the written request of any person who on the record  date was  a record owner of Common Stock of the Company, or who represents in  good faith that he or she was on such date a beneficial owner  of such  Common  Stock,  the Company will send to such  person,  without charge, a copy of its Annual Report on Form 10-K for the fiscal  year
ended    December  31,  1999,  including  financial  statements   and
schedules,  as  filed   with the Securities and Exchange  Commission.
Requests  for this report should be directed to Robert McNally,  Vice
President, Treasurer and CFO, Lifetime Hoan Corporation, One  Merrick
Avenue, Westbury, New York 11590.


                           By Order of the Board of Directors,


                                   Craig Phillips, Secretary

Dated:  April 28, 2000


ANNEX A

                      LIFETIME HOAN CORPORATION

               2000 INCENTIVE BONUS COMPENSATION PLAN


1.    Purpose.  The purpose of this 2000 Incentive Bonus Compensation
Plan  (the  "Plan") of Lifetime Hoan Corporation (the "Company")   is
(i)  to retain and motivate key senior executives of the Company  who have  been  designated  as  Participants in  the  Plan  for  a  given
Performance  Period, by providing them with the opportunity  to  earn bonus  awards  that  are  based  on the  extent  to  which  specified performance  goals for such Performance Period have been achieved  or exceeded;  and (ii) to structure such bonus opportunities  in  a  way that will qualify the awards made as "performance-based" for purposes of  Section  162(m) of the Internal Revenue Code of 1986, as  amended
(or any successor section) so that the Company will be entitled to  a tax  deduction  on  the  payment of such  incentive  awards  to  such employees.

2. Definitions. As used in the Plan, the following terms shall the meanings set forth below:

     (a) "Annual Base Salary" shall mean the amount of base salary paid to a Participant for a given year, adjusted to include the amount of any base salary deferrals for such year, unless the Plan
Committee otherwise specifies at the time that the Participant's award opportunity for a given Performance Period is established.

     (b)   "Applicable  Period"  shall  mean,  with  respect  to  any
Performance Period, a period commencing on or before the first day of such  Performance Period and ending no later than the earlier of  (i)
the  90th  day of such Performance Period, or (ii) the date on  which
25%  of  such  Performance  Period has been  completed.   Any  action
required under the Plan to be taken with the period specified in  the preceding sentence may be taken at a later date if, but only if,  the regulations  under Section 162(m) of the Code are hereafter  amended, or  interpreted by the Internal Revenue Service, to permit such later date,  in  which  case the term "Applicable Period" shall  be  deemed amended accordingly.

     (c) "Board" shall mean the Board of Directors of the Company as constituted from time to time.

      (d) "Cause" shall mean "cause" as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or, if there shall be no such agreement, where the Participant: (i) commits any act of fraud, willful misconduct or dishonesty in connection with his employment or which injures the Company or its direct or indirect subsidiaries; (ii) breaches any other material provision of any agreement between the Participant and the Company or a subsidiary of the Company relating to the Participant's employment or breaches any fiduciary duty to the Company or its direct or indirect subsidiaries; (iii) fails, refuses or neglects to timely perform any material duty or obligation relating to his position; (iv) commits a material violation of any law, rule, regulation or by-law of any governmental authority (state, federal or foreign), any securities exchange or association or other regulatory or self-regulatory body or agency applicable to the Company or its direct or indirect subsidiaries or any general policy or directive of the Company or its direct or indirect subsidiaries communicated in writing to the Participant; or (v) is charged with a crime involving moral turpitude, dishonesty, fraud or unethical business conduct, or a felony.

     (e)  "Change of Control" shall mean:

               (i)  the date of the acquisition by any "person"
(within the meaning
          of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries or affiliates or any employee benefit plan sponsored by any of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company or (y) the then outstanding voting securities entitled to vote generally in the election of directors; or

               (ii) the date the individuals who constitute the Board as of the effective date of the Plan (the "Incumbent
          Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

               (iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change of Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 80% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

      (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (g) "Committee" or "Plan Committee" shall mean the committee for the board consisting solely of two or more non-employee directors
(each of whom is intended to qualify as an "outside director" within the meaning of Section 162(m) of the Code) designated by the Board as the committee responsible for administering and interpreting the Plan.

       (h)   "Company"  shall  mean  Lifetime  Hoan  Corporation,   a
corporation  organized under the laws of the State of  Delaware,  and any successor thereto.

      (i) "Disability" shall mean "disability" as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or if there shall be no such agreement, as defined in the Company's long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, the Participant's becoming physically or mentally incapacitated and consequent inability for a period of 120 days in any twelve consecutive month period to perform his duties to the Company.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (k) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, in each case as amended from time to time.

      (l)  "Individual Award Opportunity" shall mean the performance-
based   award  opportunity  for  a  given  Participant  for  a  given
Performance  Period  as specified by the Plan  Committee  within  the
Applicable Period, which may be expressed in dollars or on a  formula basis that is consistent with the provisions of the Plan.

      (m)  "Negative Discretion" shall mean the discretion authorized by  the  Plan to be applied by the Committee to eliminate, or  reduce the  size of, a bonus award otherwise payable to a Participant for  a
given  Performance  Period,  provided  that  the  exercise  of   such
discretion  would  not  cause  the  award  to  fail  to  qualify   as
"performance-based compensation" under Section 162(m)  of  the  Code.
By way of example and not by way of limitation, in no event shall any
discretionary  authority  granted  to  the  Committee  by  the   Plan
including,  but not limited to, Negative Discretion, be used  (i)  to provide  for an award under the Plan in excess of the amount  payable based  on actual performance versus the applicable performance  goals for  the  Performance Period in question, or in excess of the maximum individual  award limit specified in Section 6(b) below, or  (ii)  to increase the amount otherwise payable to any other Participant.

      (n) "Participant" shall mean, for any given Performance Period with respect to which the Plan is in effect, each key employee of the Company (including any subsidiary, operating unit or division) who is an Executive Officer of the Company and who is designated as a Participant in the Plan for such Performance Period by the Committee pursuant to Section 4 below.

      (o)  "Performance Period" shall mean any period commencing   on
or   after January 1, 2000  for which performance goals are set under
Section 5 and during which performance shall be measured to determine whether  such goals have been met for purposes of determining whether
a  Participant is entitled to payment of a bonus under the  Plan.   A
Performance Period may be coincident with one or more fiscal years of the Company, or a portion thereof.

      (p)   "Plan"  or "Section 162(m) Plan" shall mean the  Lifetime
Hoan Corporation Section 162(m) Bonus Plan as set forth in this document, and as amended from time to time.

      (q) "Retirement" shall mean any termination of employment with the Company and its subsidiaries (other than a termination by the Company (or any of its subsidiaries) for Cause) that (i) qualifies as a "retirement" event under the terms of any tax-qualified retirement plan maintained by the Company in which the Participant participates, and (ii) is approved in writing as a "Retirement" event for purposes of this Plan by (or pursuant to procedures established by) the Plan
Committee.

3.   Administration.

      (a)  General.  The Plan shall be administered by the Committee.
Subject to the terms of the Plan and applicable law (including, but not limited to, Section 162(m) of the Code), and in addition to any other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have the full power and authority, after taking into account, in its sole and absolute discretion, the recommendations of the Company's senior management:

                                     (i)  to  designate  (within  the
               Applicable  Period) the Participants in the  Plan  and
               the   individual   award  opportunities   and/or,   if
               applicable,  bonus pool award opportunities  for  such
               Performance Period;

                                    (ii)  to  designate  (within  the
               Applicable  Period)  and  thereafter  administer   the
               performance goals and other award terms and conditions
               that  are to apply under the Plan for such Performance
               Period;

                                    (iii)   to determine and  certify
               the  bonus  amounts  earned for any given  Performance
               Period,   based  on  actual  performance  versus   the
               performance  goals for such Performance Period,  after
               making any permitted Negative Discretion adjustments;

                                     (iv)   to  decide  (within   the
               Applicable  Period) any issues that are  not  resolved
               under  the express terms of the Plan relating  to  the
               impact on the bonus awards for such Performance Period
               of  (A)  a  termination of employment (due  to  death,
               Disability,  Retirement, voluntary termination  (other
               than  Retirement),  termination by the  Company  other
               than  for  Cause,  or termination by the  Company  for
               Cause), provided, in each case, that no payment  shall
               be  made for any given Performance Period prior to the
               time  that  the Plan Committee certifies, pursuant  to
               Section 6(c)(i) below, that the applicable performance
               goals for such Performance Period have been met or (B)
               a Change of Control;

                                    (v) to decide whether, under what
               circumstances and subject to what terms bonus  payouts
               are   to  be  paid  on  a  deferred  basis,  including
               automatic  deferrals  at the Committee's  election  as
               well   as  elective  deferrals  at  the  election   of
               Participants;

                                    (vi)   to adopt, revise, suspend,
               waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan;

                                   (vii)  to interpret and administer
               the  terms  and provisions of the Plan and  any  award
               issued  under  the  Plan  (including  reconciling  any
               inconsistencies,   correcting   any    defaults    and
               addressing  any omissions in the Plan or  any  related
               instrument or agreement); and

                                    (viii) to otherwise supervise the
               administration of the Plan.

It is intended that all amounts payable to Participants under the Plan who are "covered employees" within the meaning of Treas. Reg.
Sec.  1.162-27(c)(2) (as amended from time to time) shall  constitute
"qualified  performance-based compensation"  within  the  meaning  of
Section 162(m) of the Code and Treas. Reg. Sec. 1.162-27(e) (as amended from time to time), and, to the maximum extent possible, the Plan and the terms of any awards under the Plan shall be so interpreted and construed.

      (b) Binding Nature of Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made under or with respect to the Plan or any award under the Plan shall be within the sole and absolute discretion of the Committee, and shall be final, conclusive and binding on all persons, including the Company, any Participant, and any award beneficiary or other person having, or claiming, any rights under the Plan.

      (c) Other. No member of the Committee shall be liable for any action or determination (including, but limited to, any decision not to act) made in good faith with respect to the Plan or any award under the Plan. If a Committee member intended to qualify as an "outside director" under Section 162(m) of the Code does not in fact so qualify, the mere fact of such non-qualification shall not invalidate any award or other action made by the Committee under the Plan which otherwise was validly made under the Plan.

4.   Plan Participation.

      (a)  Participant Designations By Plan Committee.  For any given
Performance Period, the Plan Committee, in its sole and absolute discretion, shall, within the Applicable Period, designate those key employees of the Company (including its subsidiaries, operating units and divisions) who shall be Participants in the Plan for such Performance Period. Such Participant designations shall be made by the Plan Committee, in its sole and absolute discretion, based primarily on its determination as to which key employees:

                                    (i)   are  likely to be Executive
               Officers of the Company as of the last day of the fiscal year for which the Company would be entitled to a Federal tax deduction for payment of the award in respect of such Performance Period;

                                    (ii)  are reasonably expected  by
               the Plan Committee to have individual compensation for such fiscal year that may be in excess of $1 million, excluding any compensation that is grandfathered for
               Section  162(m) purposes or is otherwise excluded  for
               Section 162(m) purposes based on an existing or  other
               "performance-based" plan other than this Plan; and

                                    (iii)  are reasonably expected by
               the Plan Committee to be "covered employees" for such fiscal year for Section 162(m) purposes,

and such other consideration as the Committee deems appropriate, in its sole and absolute discretion.

      (b)   Impact  Of Plan Participation.  An individual  who  is  a
designated  Participant  in the Section 162(m)  Plan  for  any  given
Performance  Period  shall  not  also participate  in  the  Company's
general   bonus   plans  for  such  Performance   Period,   if   such
participation would cause any award hereunder to fail to  qualify  as
"performance-based" under Section 162(m).

5.   Performance Goals.

      (a)   Setting  Of  Performance Goals.  For a given  Performance
Period,  the Plan Committee shall, within the Applicable Period,  set one  or  more objective performance goals for each Participant and/or
each  group  of Participants and/or each bonus pool (if  any).   Such
goals  shall  be  based exclusively on one or more of  the  following corporate-wide  or subsidiary, division or operating  unit  financial measures:

                    (1)  pre-tax or after-tax net income,

                    (2)  operating income,

                    (3)  gross revenue,

                    (4)  profit margin,

                    (5)  stock price,

                    (6)  cash flow(s),

                    (7)  strategic business criteria, consisting  of
               one  or  more  objectives based on  meeting  specified
               revenue,   market  penetration,  geographic   business
               expansion  goals, cost targets, and goals relating  to
               acquisitions or divestitures,

or  any  combination  thereof (in each  case  before  or  after  such objective  income  and  expense allocations  or  adjustments  as  the
Committee may specify within the Applicable Period).  Each such  goal may  be expressed on an absolute and/or relative basis, may be  based on or otherwise employ comparisons based on current internal targets, the past performance of the Company (including the performance of one or  more  subsidiaries, divisions and/or operating units) and/or  the past  or  current performance of other companies, and in the case  of earnings-based  measures, may use or employ comparisons  relating  to
capital   (including,  but  limited  to,  the   cost   of   capital),
shareholders' equity and/or shares outstanding, or to assets  or  net assets.  In all cases, the performance goals shall be such that  they satisfy  any  applicable requirements under Treas. Reg.  Sec.  1.162-
27(e)(2) (as amended from time to time) that the achievement of  such goals  be  "substantially  uncertain"  at  the  time  that  they  are established, and that the award opportunity be defined in such a  way that  a  third  party  with  knowledge of the  relevant  facts  could determine  whether and to what extent the performance goal  has  been met,  and,  subject to the Plan Committee's right to  apply  Negative
Discretion,  the  amount of the award payable as  a  result  of  such performance.

      (b)   Impact  Of Extraordinary Items Or Changes In  Accounting.
The measures used in setting performance goals set under the Plan for any given Performance Period shall be determined in accordance with GAAP and a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary items as determined by the Company's independent public accountants in accordance with GAAP, (ii) changes in accounting, unless, in each case, the Plan Committee decides otherwise within the Applicable
Period or (iii) non-recurring acquisition expenses and restructuring charges.

6.   Bonus Pools, Award Opportunities And Awards.

      (a) Setting Of Individual Award Opportunities. At the time that annual performance goals are set for Participants for a given
Performance Period (within the Applicable Period), the Plan Committee shall also establish each Individual Award Opportunity for such Performance Period, which shall be based on the achievement of stated target performance goals, and may be stated in dollars or on a formula basis (including, but not limited to, a designated share of a bonus pool or a multiple of Annual Base Salary), provided:

                                   (i)  that the designated shares of
               any bonus pool shall not exceed 100% of such pool; and

                                    (ii)  that the Plan Committee, in
               all   cases,   shall  have  the  sole   and   absolute
               discretion,  based  on  such  factors  as   it   deems
               appropriate,  to apply Negative Discretion  to  reduce
               (but  not increase) the actual bonus awards that would
               otherwise  actually be payable to any  Participant  on
               the   basis  of  the  achievement  of  the  applicable
               performance goals.

      (b) Maximum Individual Bonus Award. Notwithstanding any other provision of this Plan, the maximum bonus payable under the Plan to any one individual in any one calendar year shall be $5 million.

      (c) Bonus Payments. Subject to the following, bonus awards determined under the Plan for given Performance Period shall be paid to Participants in cash, as soon as practicable following the end of the Performance Period to which they apply, provided:

                                   (i)  that no such payment shall be
               made unless and until the Plan Committee, based on the
               Company's   audited   financial   results   for   such
               Performance  Period (as prepared and reviewed  by  the
               Company's   independent   public   accountants),   has
               certified  (in the manner prescribed under  applicable
               regulations)  the  extent  to  which  the   applicable
               performance  goals  for such Performance  Period  have
               been  satisfied, and has made its decisions  regarding
               the  extent  of any Negative Discretion adjustment  of
               awards (to the extent permitted under the Plan);

                                    (ii)  that the Plan Committee may
               specify that a portion of the actual bonus award for any given Performance Period shall be paid on a deferred basis, based on such award payment rules as the Plan Committee may establish and announce for such Performance Period;

                                    (iii) that the Plan Committee may
               require  (if  established  and  announced  within  the
               Applicable   Period),   as  a   condition   of   bonus
               eligibility  (and  subject to such exceptions  as  the
               Committee  may  specify within the Applicable  Period)
               that  Participants  for such Performance  Period  must
               still be employed as of end of such Performance Period
               and/or  as  of  the later date that the  actual  bonus
               awards  for such Performance Period are announced,  in
               order to be eligible for an award for such Performance
               Period; and

                                    (iv)  that, within the Applicable
               Period  and  subject  to Section  6(c)(i)  above,  the
               Committee  may  adopt such forfeiture,  pro-ration  or
               other  rules as it deems appropriate, in its sole  and
               absolute  discretion, regarding the  impact  on  bonus
               award  rights  of  a Participant's death,  Disability,
               Retirement,   voluntary   termination   (other    than
               Retirement), termination by the Company other than for
               Cause, or termination by the Company for Cause.

7.   General Provisions.

      (a)   Plan Amendment Or Termination.  The Board may at any time
amend   or  terminate  the  Plan,  provided  that  (i)  without   the
Participant's written consent, no such amendment or termination shall adversely  affect the bonus rights (if any) of any already designated
Participant  for  a  given Performance Period  once  the  Participant designations and performance goals for such Performance  Period  have been  announced,  (ii)  the Board shall be  authorized  to  make  any
amendments   necessary   to   comply   with   applicable   regulatory
requirements  (including, without limitation, Section 162(m)  of  the
Code),  and  (iii) the Board shall submit any Plan amendment  to  the
Company's  stockholders for their approval if and to the extent  such approval is required under Section 162(m) of the Code.

     (b) Applicable Law. All issues arising under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

      (c) Tax Withholding. The Company (and its subsidiaries) shall have right to make such provisions and take such action as it may deem necessary or appropriate for the withholding of any and all Federal, state and local taxes that the Company (or any of its subsidiaries) may be required to withhold.

      (d)   No Employment Right Conferred.  Participation in the Plan
shall  not confer on any Participant the right to remain employed  by the  Company  or  any of its subsidiaries, and the  Company  and  its
subsidiaries   specifically  reserve  the  right  to  terminate   any
Participant's employment at any time with or without cause or notice.

      (e)   Impact of Plan Awards on Other Plans.  Plan awards  shall
not be treated as compensation for purposes of any other compensation or  benefit  plan,  program or arrangement  of  the  Company  or  any subsidiary,  unless and except to the extent that the  Board  or  its
Compensation  Committee  so  determines  in  writing.   Neither   the
adoption  of the Plan nor the submission of the Plan to the Company's stockholders  for their approval shall be construed as  limiting  the power  of  the  Board  or  the Plan Committee  to  adopt  such  other incentive arrangements as it may otherwise deem appropriate.

     (f)  Beneficiary Designations.  Each Participant shall designate in  a  written  form  filed with the Committee  the  beneficiary  (or beneficiaries) to receive the amounts (if any) payable under the Plan in  the  event of the Participant's death prior to the bonus  payment
date   for   a   given  Performance  Period.   Any  such  beneficiary
designation may be changed by the Participant at any time without the consent  of  the beneficiary (unless otherwise required  by  law)  by
filing  a new written beneficiary designation with the Committee.   A
beneficiary designation shall be effective only if the Company is  in
receipt of the designation prior to the Participant's death.   If  no
effective  beneficiary designation is made, the  beneficiary  of  any amounts die shall be the Participant's estate.

      (g) Costs & Expenses. All award and administrative costs and expenses of the Plan shall be borne by the Company.

     (h) Non-Transferability of Rights. Except as and to the extent required by law, a Participant's rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except, pursuant to Section 7(f) above, in the event of the Participant's death), including, but not limited to, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right of the Participant shall be subject to any obligation or liability of the Participant other than any obligation or liability owed by the Participant to the Company (or any of its subsidiaries).

8.   Effective Date; Prior Plan.

      The Plan shall be effective for Performance Periods commencing on and after January 1, 2000 and shall remain effective until terminated by the Board; provided, however, that the continued effectiveness of the Plan shall be subject to the approval of the Company's stockholders at such times and in such manner as may be required pursuant to Section 162(m). The Plan shall replace the Company's 1996 Incentive Bonus Compensation Plan (the "1996 Plan") and no further awards shall be made thereunder.



ANNEX B

                      LIFETIME HOAN CORPORATION

                    2000 LONG-TERM INCENTIVE PLAN


  1.   Purpose.  The purpose of this 2000 Long-Term Incentive Plan (the
"Plan") of Lifetime Hoan, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

  2.    Definitions.   The definitions of awards under  the  Plan,
including  Options, SARs (including Limited SARs), Restricted  Stock,
Deferred Stock, Stock granted as a bonus or in lieu of other  awards,
Dividend Equivalents and Other Stock-Based Awards as are set forth in
Section 6 of the Plan.  Such awards, together with any other right or interest  granted  to  a  Participant  under  the  Plan,  are  termed
"Awards."   For purposes of the Plan, the following additional  terms
shall be defined as set forth below:

   (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

    (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant?s death or, if there is no designated Beneficiary or surviving designated
Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

    (c)  "Board" means the Board of Directors of the Company.

    (d)  "Code" means the Internal Revenue Code of 1986, as amended from
time  to  time.   References to any provision of the  Code  shall  be
deemed to include regulations thereunder and successor provisions and regulations thereto.

    (e) "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

    (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

     (h) "ISO" means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

     (i)   "Parent"  means any "person" (within the meaning of Section
13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

     (j)   "Participant" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

     (k) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange
Act.

     (l) "Stock" means the Company?s Common Stock, and such other securities as may be substituted for Stock pursuant to Section 4.

     (m) "Subsidiary" means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries

     3.   Administration.

     (a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)  to select persons to whom Awards may be granted;

       (ii) to determine the type or types of Awards to be granted to each such person;

     (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section
     7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

         (vi) to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions), may condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

        (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

       (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

        (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

        (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to
Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

   (b)  Manner of Exercise of Committee Authority.  Any action of the
Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)).
The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(f), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

   (c)  Limitation of Liability; Indemnification.  Each member of the
Committee shall be entitled to, in good faith, rely or act  upon  any report or other information furnished to him by any officer or  other employee  of the Company , its Parent or Subsidiaries, the  Company?s
independent   certified   public   accountants   or   any   executive
compensation consultant, legal counsel or other professional retained
by  the  Company  to assist in the administration of  the  Plan.   No
member  of  the Committee, or any officer or employee of the  Company acting on behalf of the Committee, shall be personally liable for any action,  determination or interpretation taken or made in good  faith with  respect to the Plan, and all members of the Committee  and  any officer or employee of the Company acting on its behalf shall, to the extent  permitted by law, be fully indemnified and protected  by  the
Company   with   respect  to  any  such  action,   determination   or
interpretation.

     4.   Stock Subject to Plan.

  (a) Amount of Stock Reserved. The total number of shares of Stock that may be subject to outstanding Awards shall be 1,750,000. In no event shall the number of shares of Stock delivered upon the exercise of ISOs exceed 1,750,000; provided, however, that shares subject to ISOs shall not be deemed delivered if such ISOs are forfeited, expire or otherwise terminate without delivery of shares to the Participant.
If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a).
Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant?s behalf.

  (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

   (c)  Adjustments.  In the event that the Committee shall determine that  any recapitalization, forward or reverse split, reorganization, merger,  consolidation, spin-off, combination, repurchase or exchange of  Stock or other securities, Stock dividend or other special, large and  non-recurring dividend or distribution (whether in the  form  of cash,  securities  or other property), liquidation,  dissolution,  or other similar corporate transaction or event, affects the Stock  such that  an  adjustment is appropriate in order to prevent  dilution  or enlargement  of the rights of Participants under the Plan,  then  the
Committee shall, in such manner as it may deem equitable, adjust  any or  all  of  (i) the number and kind of shares of Stock reserved  and available  for Awards under Sections 4(a) and 4(b), including  shares reserved  for ISOs, (ii) the number and kind of shares of outstanding
Restricted Stock or other outstanding Awards in connection with which shares have been issued, (iii) the number and kind of shares that may be  issued  in  respect  of other outstanding  Awards  and  (iv)  the exercise price, grant price or purchase price relating to any  Award.
(or,  if deemed appropriate, the Committee may make provision  for  a cash  payment  with respect to any outstanding Award).  In  addition, the  Committee  is authorized to make adjustments in  the  terms  and conditions  of,  and  the  criteria included in,  Awards  (including,
without   limitation,  cancellation  of  unexercised  or  outstanding
Awards, or substitution of Awards using stock of a successor or other entity)  in recognition of unusual or nonrecurring events (including, without  limitation,  events  described in  the  preceding  sentence)
affecting the Company, its Parent  or any Subsidiary or the financial statements  of  the  Company, its Parent or  any  Subsidiary,  or  in
response  to  changes in applicable laws, regulations, or  accounting principles.

  5.   Eligibility.  Directors, officers and employees of the Company or  its  Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by  the  Committee to be of substantial value to the Company  or  its
Parent and Subsidiaries, are eligible to be granted Awards under  the
Plan.   In addition, persons who have been offered employment by,  or agreed  to  become  a director of, the Company,  its  Parent  or  any
Subsidiary,  and  persons employed by an entity  that  the  Committee reasonably  expects  to  become  a Subsidiary  of  the  Company,  are eligible to be granted an Award under the Plan.

     6.   Specific Terms of Awards.

 (a)  General.  Awards may be granted on the terms and conditions set forth  in  this Section 6.  In addition, the Committee may impose  on
any   Award  or  the  exercise  thereof  such  additional  terms  and conditions, not inconsistent with the provisions of the Plan, as  the
Committee  shall determine, including terms requiring  forfeiture  of
Awards  in the event of termination of employment or service  of  the
Participant.    Except  as  expressly  provided  by   the   Committee
(including  for  purposes of complying with the requirements  of  the
Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any
Award.

     (b) Options. The Committee is authorized to grant options to purchase Stock on the following terms and conditions ("Options"):

       (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

       (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

       (iii) Termination of Employment. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant?s termination of his employment relationship with the Company, its Parent or any Subsidiary. For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment by any Participant employed by such Subsidiary. Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment, it shall be exercisable only to the extent it was exercisable upon such termination of employment, and (y) if such termination of employment is for cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

       (iv) Sale of the Company. Upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a wholly-owned Subsidiary of any corporation, all Options outstanding under the Plan shall terminate, unless such other corporation shall continue or assume the Plan as it relates to Options then outstanding (in which case such other corporation shall be treated as the Company for all purposes hereunder, and, pursuant to Section 4(c), the Committee of such other corporation shall make appropriate adjustment in the number and kind of shares of Stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Plan is not to be so assumed, the Company shall notify the Participant of consummation of such transaction at least ten days in advance thereof.

      (v) Options Providing Favorable Tax Treatment. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company?s or any other corporation?s taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option.

     (c) Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights on the following terms and conditions
("SARs"):

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market
     Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

     (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.
     Limited SARs that may only be exercised upon the occurrence of a change in control of the Company may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine.
     Limited SARs may be either freestanding or in tandem with  other
     Awards.

     (d) Restricted Stock. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions ("Restricted Stock"):

      (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award
     Agreement relating to the Restricted Stock, a Participant granted
     Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

     (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company;
     provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (iii)     Certificates for Stock.  Restricted Stock granted under the
     Plan  may  be  evidenced in such manner as the  Committee  shall
     determine.   If certificates representing Restricted  Stock  are
     registered in the name of the Participant, such certificates may bear an  appropriate  legend referring to the terms, conditions,  and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, in which case the
     Participant shall be required to have delivered a stock power to the
     Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

     (e) Deferred Stock. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions ("Deferred Stock"):

          (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred
     Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (f)   Bonus  Stock and Awards in Lieu of Cash Obligations.   The
Committee is authorized to grant Stock as a bonus, or to grant  Stock or  other  Awards in lieu of Company obligations to  pay  cash  under other plans or compensatory arrangements.

     (g)  Dividend Equivalents.  The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to  a
specified   number  of  shares  of  Stock  ("Dividend  Equivalents").
Dividend  Equivalents may be awarded on a free-standing basis  or  in connection  with  another  Award.  The  Committee  may  provide  that
Dividend  Equivalents shall be paid or distributed  when  accrued  or shall  be deemed to have been reinvested in additional Stock,  Awards or  other  investment vehicles, and subject to such  restrictions  on transferability  and  risks  of  forfeiture,  as  the  Committee  may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries ("Other
Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other
Award under the Plan, may be granted pursuant to this Section 6(h).

     7.   Certain Provisions Applicable to Awards.

 (a)  Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards
granted  under  the Plan may, in the discretion of the Committee,  be granted  either  alone  or  in addition to,  in  tandem  with  or  in substitution for any other Award granted under the Plan or any  award
granted  under  any  other  plan  of  the  Company,  its  Parent   or
Subsidiaries or any business entity to be acquired by the Company  or a  Subsidiary, or any other right of a Participant to receive payment
from  the  Company  its Parent or Subsidiaries.   Awards  granted  in
addition  to or in tandem with other Awards or awards may be  granted either  as of the same time as or a different time from the grant  of such other Awards or awards.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

 (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other
Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d)  Rule 16b-3 Compliance.

     (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section
     16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

     (ii) Other Compliance Provisions. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule
     16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange
     Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     (e)  Loan Provisions.  With the consent of the Committee, and subject at  all times to, and only to the extent, if any, permitted under and
in   accordance   with,  laws  and  regulations  and  other   binding
obligations or provisions applicable to the Company, the Company  may make, guarantee or arrange for a loan or loans to a Participant  with respect  to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or  all federal, state or local income or other taxes due in connection  with
any  Award.   Subject to such limitations, the Committee  shall  have
full  authority  to decide whether to make a loan or loans  hereunder and to determine the amount, terms and provisions of any such loan or loans,  including the interest rate to be charged in respect  of  any such  loan  or  loans, whether the loan or loans are to  be  with  or without recourse against the borrower, the terms on which the loan is to  be  repaid and conditions, if any, under which the loan or  loans may be forgiven.

(f)  Performance-Based Awards.  The Committee may, in its discretion, designate  any  Award the exercisability or settlement  of  which  is
subject   to   the  achievement  of  performance  conditions   as   a
performance-based  Award subject to this Section 7(f),  in  order  to qualify  such  Award  as  "qualified performance-based  compensation"
within the meaning of Code Section 162(m) and regulations thereunder.
The  performance objectives for an Award subject to this Section 7(f)
shall  consist of one or more business criteria and a targeted  level or  levels of performance with respect to such criteria, as specified
by  the  Committee  but  subject to this Section  7(f).   Performance
objectives   shall  be  objective  and  shall  otherwise   meet   the
requirements of Section 162(m)(4)(C) of the Code.  Business  criteria used  by  the  Committee in establishing performance  objectives  for
Awards subject to this Section 7(f) shall be selected from among  the following:

           (1)  Annual return on capital;

           (2)  Annual earnings or earnings per share;

           (3)  Annual cash flow provided by operations;

           (4)  Increase in stock price;

           (5)  Changes in annual revenues; and/or

           (6) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The  levels  of  performance required with respect to  such  business
criteria   may   be   expressed  in  absolute  or  relative   levels.
Performance  objectives  may  differ for  such  Awards  to  different
Participants.  The Committee shall specify the weighting to be  given to  each performance objective for purposes of determining the  final amount payable with respect to any such Award.  The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection  with an Award subject to this Section 7(f), but  may  not exercise  discretion to increase such amount, and the  Committee  may consider  other  performance criteria in exercising such  discretion.
All  determinations  by  the  Committee  as  to  the  achievement  of performance  objectives shall be in writing.  The Committee  may  not delegate any responsibility with respect to an Award subject to  this
Section 7(f).

     8.   General Provisions.

 (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.
In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options, SARs or other Awards (e.g., to enforce compliance with Company-imposed black-out periods).

  (b)  Limitations on Transferability.  Awards and other rights under the Plan will not be transferable by a Participant except by will  or the laws of descent and distribution or to a Beneficiary in the event
of   the  Participant?s  death,  shall  not  be  pledged,  mortgaged, hypothecated  or otherwise encumbered, or otherwise  subject  to  the claims  of  creditors, and, in the case of ISOs and  SARs  in  tandem therewith,  shall be exercisable during the lifetime of a Participant only  by  such  Participant or his guardian or legal  representative;
provided, however, that such Awards and other rights (other than ISOs and  SARs  in  tandem therewith) may be transferred to  one  or  more transferees during the lifetime of the Participant to the extent  and on such terms as then may be permitted by the Committee.

  (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee?s employment or other person?s service at any time or with the right of the Board or stockholders to remove any director.

 (d) Taxes. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant?s tax obligations.

     (e)  Changes to the Plan and Awards.  The Board may amend, alter, suspend,  discontinue  or  terminate  the  Plan  or  the  Committee?s authority  to  grant  Awards under the Plan without  the  consent  of stockholders  or Participants, except that any such action  shall  be subject  to the approval of the Company?s stockholders at  or  before the next annual meeting of stockholders for which the record date  is after  such Board action if such stockholder approval is required  by any  federal  or state law or regulation or the rules  of  any  stock exchange or automated quotation system on which the Stock may then be listed  or  quoted, and the Board may otherwise, in  its  discretion, determine  to  submit other such changes to the Plan to  stockholders for  approval;  provided, however, that, without the  consent  of  an affected Participant, no such action may materially impair the rights of  such  Participant under any Award theretofore granted to him  (as
such rights are set forth in the Plan and the Award Agreement).   The
Committee may waive any conditions or rights under, or amend,  alter, suspend, discontinue, or terminate, any Award theretofore granted and any  Award  Agreement  relating  thereto;  provided,  however,  that,
(subject  to  Section  4(c))  without  the  consent  of  an  affected
Participant, no such action may materially impair the rights of  such
Participant  under such Award (as such rights are set  forth  in  the
Plan  and  the Award Agreement).  Notwithstanding the foregoing,  the
Board  or  the  Committee  may  take any  action  (including  actions affecting  or terminating outstanding Awards) to the extent necessary for  a  business combination in which the Company is a  party  to  be accounted  for  under the pooling-of-interests method  of  accounting under  Accounting Principles Board Opinion No. 16 (or  any  successor
thereto).   The Board or the Committee shall also have the  authority
to  establish  separate  sub-plans under the  Plan  with  respect  to
Participants  resident  in a particular jurisdiction  (the  terms  of which  shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

    (f)  No Rights to Awards; No Stockholder Rights.  No person shall have  any claim to be granted any Award under the Plan, and there  is no  obligation  for  uniformity  of  treatment  of  Participants  and
employees.   No  Award  shall confer on any Participant  any  of  the
rights of a stockholder of the Company unless and until Stock is duly issued  or transferred and delivered to the Participant in accordance with  the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g)  Unfunded Status of Awards; Creation of Trusts.  The Plan is
intended  to constitute an "unfunded" plan for incentive and deferred
compensation.   With  respect  to any payments  not  yet  made  to  a
Participant  pursuant to an Award, nothing contained in the  Plan  or any Award shall give any such Participant any rights that are greater than  those of a general creditor of the Company; provided,  however, that the Committee may authorize the creation of trusts or make other arrangements  to  meet the Company?s obligations under  the  Plan  to deliver cash, Stock, other Awards, or other property pursuant to  any
Award,  which  trusts or other arrangements shall be consistent  with the  "unfunded"  status  of the Plan unless the  Committee  otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

   (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award
Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board, and shall continue in effect until terminated by the Board; provided, however, that if approval of such adoption by the Company?s shareholders is not obtained within 12 months of the date of such adoption, the Plan shall terminate ab initio, and any Awards then outstanding shall be canceled.


_______________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
2 The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the
Securities Act of 1933, as amended, or the Securities Exchange Act of
1934, whether or not made before or after the date of this Proxy
Statement and irrespective of any general incorporation language in such filing.
3 Assumes $100 invested on December 31, 1994 and assumes dividends reinvested.  Measurement points are at the last trading day of the fiscal years ended December 1999, 1998, 1997, 1996, and 1995.  The material in this chart is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the
Securities Act of 1993, as amended, or the Securities Exchange Act of
1934, as amended whether or not made before or after the date of this
Proxy Statement and irrespective of any general incorporation language in such filing.  A list of the companies included in the housewares index will be furnished by the Company to any stockholder upon written request to the Vice President, Finance and Treasurer.


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